EXHIBIT 99.1

KEYON COMMUNICATIONS AGREES TO MERGE WITH INTERNET AMERICA TO CREATE A
STRONGER PROVIDER OF BROADBAND SERVICES TO RURAL COMMUNITIES

Creates a Company with a Total of 44,500 Customers and Double Present Revenues

Combination of Two Early Leaders in Wireless Broadband Communications

Establishes a Stronger Financial Platform for Potentially Faster Growth of Wireless
Broadband Subscribers over Rural Areas in 11 States

Houston, Tex., Omaha, Neb., November 18, 2008 - Internet America, Inc. (OTC BB: GEEK) and KeyOn Communications Holdings, Inc. (OTC BB: KEYO) entered into a definitive agreement to merge in a stock-for-stock transaction, with KeyOn shareholders maintaining 45% of the merged companies.

Both Internet America and KeyOn provide wireless broadband services to residential and business customers in underserved and rural communities. Internet America also offers dial-up, DSL and related Internet services to its customers, while KeyOn also offers video satellite services through a national partnership with DISH Network Corporation. The combined entity, called Internet America, will have approximately 44,500 subscribers including approximately 23,500 wireless broadband subscribers.

William (Billy) Ladin, chairman and chief executive officer of Internet America, commented, “We see significant opportunities in our industry and believe now is the time to create a larger wireless base of customers with more integrated and efficient systems all supported by a talented management team. Internet America has spent 2008 streamlining systems, focusing on the quality process, and putting the company in a financial position to capitalize on the challenging economic climate that exists today. The results of these efforts are beginning to be realized as evidenced in our first quarter results.”

Ladin continued “KeyOn is headed in a similar direction. This merger builds a stronger platform for incremental subscriber and revenue growth. With double the revenue base, we expect to create greater operating leverage, eliminate certain duplicative operating costs, and enhance profitability. We intend to be the aggressor while competitors, who have not taken similar steps, may reduce their focus on rural markets.”

Jonathan Snyder, president and chief executive officer of KeyOn Communications, said, “We are fortunate to have found partners who share the same vision and strategy for creating shareholder value in this industry. We have both been successful in our efforts: expanding the reach and awareness of broadband services to communities that have little or no broadband availability and acquiring a combined total of about 13,000 subscribers since 2006. There are many potential acquisitions, and we expect to continue to be active in this area. In combination with organic subscriber growth, we plan to take our combined companies to yet another level. Because KeyOn is taking steps prior to the closing of the merger to deleverage its balance sheet through an equity raise and debt restructurings, the combined company should have more resiliency in these tough economic times. We believe our shareholders can be rewarded by our combined focus on profitability and careful execution of our business plan.”

The combined September 30, 2008 financial metrics include total quarterly revenues of $3.9 million, and a healthy cash position of $3.4 million. Internet America was Adjusted EBITDA positive from July through October 2008 and KeyOn was Adjusted EBITDA neutral for the months of August through September 2008. The transaction also increases Internet America’s wireless broadband revenues by approximately 180% which represents 75% of total revenue compared to 52% of Internet America for the quarter ended September 30, 2008. As part of this transaction, KeyOn will restructure its $4,500,000 short-term obligation into long-term debt obligation with a 5 year maturity and a ten-year amortization, conditioned on the transaction closing.

Management expects the efficiencies derived from scale economies will enable the company to immediately reduce and maintain lower overall operating expenses. Operating margins are also expected to be positively impacted by the cross-selling of existing products and the introduction of new, related services across the expanded customer base. With greater operational scale and subscriber breadth, streamlined systems and processes, and improvements KeyOn has made to certain current liabilities, management believes the combined company will be EBITDA positive after a period of integration and should begin to generate positive cash flow.

Mr. Ladin will continue in his roles as CEO and Chairman. Mr. Snyder, will be appointed Executive Vice Chairman and will have oversight over corporate development and communications. Other members of the executive team will include talented professionals from both Internet America and KeyOn. The Internet America Board of Directors will be expanded by two designees from KeyOn Communications. The headquarters of the company will remain in Houston, and KeyOn’s current headquarters in Omaha will be converted into one of the company’s operations and administrative facilities.

Under the terms of the agreement, upon closing, KeyOn shareholders will receive newly issued Internet America shares registered with the SEC equal to 45% of Internet America on a post merger basis. Internet America shareholders will maintain a 55% ownership. As part of its conditions to closing among other obligations, KeyOn is required to reach a liquidity threshold by reducing or eliminating certain current liabilities combined with raising additional equity. The closing is also subject, among other customary closing conditions, to KeyOn shareholder consent, the performance of certain financial covenants and the effectiveness of the registration statement filed with the SEC. Extensive information about the merger, including the risks involved, will be contained in the registration statement and sent to all shareholders of KeyOn.

About Internet America, Inc.

Internet America is a leading Internet service provider serving the Texas market. Based in Houston, Internet America offers businesses and individuals a wide array of Internet services including broadband Internet delivered wirelessly and over DSL, dedicated high-speed access, web hosting, and dial-up Internet access. Internet America provides customers a wide range of related value-added services, including Fax-2-Email, online backup and storage solutions, parental control software, and global roaming solutions. Internet America focuses on the speed and quality of its Internet services and its commitment to providing excellent customer care. Additional information on Internet America is available on the Company’s web site at http://www.internetamerica.com.

About KeyOn Communications Holdings, Inc.

KeyOn Communications Holdings Inc. (OTC BB: KEYO) is a leading provider of wireless broadband services to rural and underserved markets with populations generally less than 250,000. KeyOn offers its broadband services along with voice over Internet protocol (VoIP) and satellite video services to both residential and business subscribers across 11 Western and Midwestern states. Through a combination of organic growth and acquisitions, KeyOn has expanded its network footprint to reach approximately 50,000 square miles and cover nearly 2,500,000 people as well as small-to-medium businesses. More information on KeyOn can be found at www.keyon.com.

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, including statements regarding strategy, future operations, financial position, future revenues, projected costs, prospects, plans and objectives of management, may be deemed to be forward-looking statements. The words "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would" and similar expressions or negative variations thereof are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. Investors and others are therefore cautioned that a variety of factors, including certain risks, may affect our business and cause actual results to differ materially from those set forth in the forward-looking statements.

This press release includes disclosure regarding “Adjusted EBITDA,” which is a non-GAAP (generally accepted accounting principles) financial measure defined as earnings or loss from operations adjusted for depreciation, amortization, interest, taxes and non-cash stock based compensation expense. Adjusted EBITDA is used because of management’s belief that this measure is a financial indicator of the Company’s ability to internally generate operating funds and is used by investors and other companies in their peer group. Adjusted EBITDA should not be construed as an alternative to operating loss as defined by GAAP.

Internet America and KeyOn are subject to the risks and uncertainties described in its filings with the Securities and Exchange Commission, including their Annual Reports on Form 10-KSB for the years ended June 30, 2008 and December 31, 2007, respectively, and in the companies’ 2008 Quarterly Reports on Form 10-Q. You should read those factors as being applicable to all related forward-looking statements wherever they appear in this press release. We do not assume any obligation to update any forward-looking statements. The terms and conditions of the merger are as set forth in the Merger Agreement.

For Investor Relations and Media Inquiries, contact:

Internet America
Jennifer LeBlanc
Internet America
713-968-2500
Investor.relations@airmail.net

KeyOn Communications
Rory Erchul
KeyOn Communications
402-998-4044
Rory.erchul@keyon.com